Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER

	2011			2010			Percent
			Percent			Percent	Increase
	Amount		to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 16,597		100.0	$ 15,330		100.0	8.3
Cost of products sold	5,172		31.2	4,630		30.2	11.7
Selling, marketing and administrative expenses	5,215		31.4	4,756		31.0	9.7
Research and development expense	1,882		11.3	1,648		10.8	14.2
Interest (income)expense, net	111		0.7	58		0.4
Other (income)expense, net	206		1.3	18		0.1
Restructuring expense	589		3.5	-		-
Earnings before provision for taxes on income	3,422		20.6	4,220		27.5	(18.9)
Provision for taxes on income	646		3.9	771		5.0	(16.2)
Net earnings	$ 2,776		16.7	$ 3,449		22.5	(19.5)

Net earnings per share (Diluted)	$ 1.00			$ 1.23			(18.7)

Average shares outstanding (Diluted)	2,781.3			2,796.0

Effective tax rate	18.9%			18.3%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 4,413	(1)	26.6	$ 4,377	(2)	28.6	0.8
Net earnings	$ 3,548	(1)	21.4	$ 3,382	(2)	22.1	4.9
Net earnings per share (Diluted)	$ 1.28	(1)		$ 1.21	(2)		5.8
Effective tax rate	19.6%			22.7%
(1) The $991 million difference between as reported earnings and as adjusted earnings before provision for taxes on income is the exclusion of expense due to restructuring ($676 million, of which $589 million is reported as restructuring expense and $87 million is included in cost of products sold), expense due to litigation matters ($363 million), additional DePuy ASR™ Hip recall costs ($54 million) and a mark-to-market gain associated with a currency option related to the planned acquisition of Synthes ($102 million).  Net earnings and net earnings per share (diluted) on these items are $772 million and $0.28 per share, respectively.

(2) The difference between as reported and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of net litigation expense of $157 million before tax, net litigation income of $67 million after tax and $0.02 per share, respectively.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS

	2011			2010			Percent
			Percent			Percent	Increase
	Amount		to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 32,770		100.0	$ 30,961		100.0	5.8
Cost of products sold	9,950		30.4	9,158		29.6	8.6
Selling, marketing and administrative expenses	10,271		31.3	9,535		30.8	7.7
Research and development expense	3,620		11.0	3,205		10.4	12.9
Interest (income)expense, net	215		0.7	139		0.4
Other (income)expense, net	193		0.6	(1,576)		(5.1)
Restructuring expense	589		1.8	-		-
Earnings before provision for taxes on income	7,932		24.2	10,500		33.9	(24.5)
Provision for taxes on income	1,680		5.1	2,525		8.1	(33.5)
Net earnings	$ 6,252		19.1	$ 7,975		25.8	(21.6)

Net earnings per share (Diluted)	$ 2.25			$ 2.85			(21.1)

Average shares outstanding (Diluted)	2,778.1			2,796.1

Effective tax rate	21.2%			24.0%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 9,269	(1)	28.3	$ 9,160	(2)	29.6	1.2
Net earnings	$ 7,295	(1)	22.3	$ 6,998	(2)	22.6	4.2
Net earnings per share (Diluted)	$ 2.63	(1)		$ 2.50	(2)		5.2
Effective tax rate	21.3%			23.6%

(1) The $1,337 million difference between as reported earnings and as adjusted earnings before provision for taxes on income is the exclusion of expense due to restructuring ($676 million, of which $589 million is reported as restructuring expense and $87 million is included in cost of products sold), expense due to litigation matters ($654 million), additional DePuy ASR™ Hip recall costs ($109 million) and a mark-to-market gain associated with a currency option related to the planned acquisition of Synthes ($102 million).  Net earnings and net earnings per share (diluted) on these items are $1,043 million and $0.38 per share, respectively.

(2) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of income from net litigation of $1,340 million, $977 million and $0.35 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development, strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.  See Reconciliation of Non-GAAP Measures.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2011	2010	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,339	1,463	(8.5)%	(8.5)	-
International	2,454	2,184	12.4	2.8	9.6
	3,793	3,647	4.0	(1.8)	5.8

Pharmaceutical
U.S.	3,239	3,110	4.1	4.1	-
International	2,994	2,443	22.6	10.7	11.9
	6,233	5,553	12.2	7.0	5.2

Med Devices & Diagnostics
U.S.	2,869	2,865	0.1	0.1	-
International	3,702	3,265	13.4	2.2	11.2
	6,571	6,130	7.2	1.3	5.9

U.S.	7,447	7,438	0.1	0.1	-
International	9,150	7,892	15.9	4.9	11.0
Worldwide	$ 16,597	15,330	8.3%	2.6	5.7

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2011	2010	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 2,684	3,023	(11.2)%	(11.2)	-
International	4,791	4,390	9.1	2.6	6.5
	7,475	7,413	0.8	(3.0)	3.8

Pharmaceutical
U.S.	6,630	6,316	5.0	5.0	-
International	5,662	4,875	16.1	8.9	7.2
	12,292	11,191	9.8	6.7	3.1

Med Devices & Diagnostics
U.S.	5,741	5,751	(0.2)	(0.2)	-
International	7,262	6,606	9.9	2.5	7.4
	13,003	12,357	5.2	1.3	3.9

U.S.	15,055	15,090	(0.2)	(0.2)	-
International	17,715	15,871	11.6	4.6	7.0
Worldwide	$ 32,770	30,961	5.8%	2.2	3.6

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2011	2010	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 7,447	7,438	0.1%	0.1	-

Europe	4,543	3,832	18.6	5.4	13.2
Western Hemisphere excluding U.S.	1,543	1,375	12.2	5.3	6.9
Asia-Pacific, Africa	3,064	2,685	14.1	4.2	9.9
International	9,150	7,892	15.9	4.9	11.0

Worldwide	$ 16,597	15,330	8.3%	2.6	5.7

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2011	2010	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 15,055	15,090	(0.2)%	(0.2)	-

Europe	8,726	7,934	10.0	3.6	6.4
Western Hemisphere excluding U.S.	2,979	2,655	12.2	6.2	6.0
Asia-Pacific, Africa	6,010	5,282	13.8	5.2	8.6
International	17,715	15,871	11.6	4.6	7.0

Worldwide	$ 32,770	30,961	5.8%	2.2	3.6

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

SECOND QUARTER
% Change
	2011	2010	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

BABY CARE
US	$ 105	99	6.1%	6.1%	-
Intl	493	438	12.6%	5.0%	7.6%
WW	598	537	11.4%	5.2%	6.2%

ORAL CARE
US	158	148	6.8%	6.8%	-
Intl	241	224	7.6%	(2.1%)	9.7%
WW	399	372	7.3%	1.5%	5.8%

OTC/NUTRITIONALS
US	330	492	(32.9%)	(32.9%)	-
Intl	753	649	16.0%	4.8%	11.2%
WW	1,083	1,141	(5.1%)	(11.5%)	6.4%

SKIN CARE
US	449	422	6.4%	6.4%	-
Intl	480	421	14.0%	4.3%	9.7%
WW	929	843	10.2%	5.3%	4.9%

WOMEN'S HEALTH
US	121	137	(11.7%)	(11.7%)	-
Intl	356	329	8.2%	(0.9%)	9.1%
WW	477	466	2.4%	(4.0%)	6.4%

WOUND CARE/OTHER
US	176	165	6.7%	6.7%	-
Intl	131	123	6.5%	(3.3%)	9.8%
WW	307	288	6.6%	2.8%	3.8%

TOTAL CONSUMER
US	1,339	1,463	(8.5%)	(8.5%)	-
Intl	2,454	2,184	12.4%	2.8%	9.6%
WW	$ 3,793	3,647	4.0%	(1.8%)	5.8%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

SECOND QUARTER
% Change
2011	2010	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (4)

ACIPHEX/PARIET
US	$ 101	121	(16.5%)	(16.5%)	-
Intl	146	133	9.8%	(2.7%)	12.5%
WW	247	254	(2.8%)	(9.4%)	6.6%

CONCERTA/METHYLPHENIDATE
US	234	223	4.9%	4.9%	-
Intl	115	100	15.0%	3.6%	11.4%
WW	349	323	8.0%	4.5%	3.5%

DOXIL/CAELYX
US	56	78	(28.2%)	(28.2%)	-
Intl	82	10	*	*	11.0%
WW	138	88	56.8%	50.3%	6.5%

DURAGESIC/FENTANYL TRANSDERMAL
US	34	37	(8.1%)	(8.1%)	-
Intl	133	147	(9.5%)	(19.8%)	10.3%
WW	167	184	(9.2%)	(17.4%)	8.2%

LEVAQUIN/FLOXIN
US	149	289	(48.4%)	(48.4%)	-
Intl	10	11	(9.1%)	(13.3%)	4.2%
WW	159	300	(47.0%)	(47.2%)	0.2%

PREZISTA
US	128	99	29.3%	29.3%	-
Intl	185	105	76.2%	65.9%	10.3%
WW	313	204	53.4%	47.3%	6.1%

PROCRIT/EPREX
US	257	306	(16.0%)	(16.0%)	-
Intl	218	220	(0.9%)	(11.2%)	10.3%
WW	475	526	(9.7%)	(14.0%)	4.3%

REMICADE
US	836	783	6.8%	6.8%	-
US Exports (3)	527	341	54.5%	54.5%	-
Intl	8	6	33.3%	33.3%	0.0%
WW	$ 1,371	1,130	21.3%	21.3%	0.0%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

SECOND QUARTER
% Change
2011	2010	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (4) (Continued)

RISPERDAL/RISPERIDONE
US	$ 11	(17)	-	-	-
Intl	128	134	(4.5%)	(14.1%)	9.6%
WW	139	117	18.8%	7.8%	11.0%

RISPERDAL CONSTA
US	110	115	(4.3%)	(4.3%)	-
Intl	294	240	22.5%	8.7%	13.8%
WW	404	355	13.8%	4.5%	9.3%

TOPAMAX
US	41	59	(30.5%)	(30.5%)	-
Intl	80	83	(3.6%)	(13.2%)	9.6%
WW	121	142	(14.8%)	(20.4%)	5.6%

VELCADE
US	-	-	-	-	-
Intl	347	286	21.3%	10.0%	11.3%
WW	347	286	21.3%	10.0%	11.3%

OTHER
US	755	676	11.7%	11.7%	-
Intl	1,248	968	28.9%	17.6%	11.3%
WW	2,003	1,644	21.8%	15.2%	6.6%

TOTAL PHARMACEUTICAL
US	3,239	3,110	4.1%	4.1%	-
Intl	2,994	2,443	22.6%	10.7%	11.9%
WW	$ 6,233	5,553	12.2%	7.0%	5.2%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

SECOND QUARTER
Total
2011	2010	% Change

MAJOR NEW PHARMACEUTICAL PRODUCTS
(Included in Other)
INTELENCE
US	$ 38	32	18.8%
Intl	41	24	70.8%
WW	79	56	41.1%

INVEGA
US	76	68	11.8%
Intl	52	34	52.9%
WW	128	102	25.5%

SIMPONI
US	61	47	29.8%
Intl	6	12	(50.0%)
WW	67	59	13.6%

STELARA
US	100	49	*
Intl	76	37	*
WW	$ 176	86	*

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

SECOND QUARTER
% Change
2011	2010	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2)

CARDIOVASCULAR CARE (5)
US	$ 210	265	(20.8%)	(20.8%)	-
Intl	377	390	(3.3%)	(12.9%)	9.6%
WW	587	655	(10.4%)	(16.1%)	5.7%

DEPUY
US	770	776	(0.8%)	(0.8%)	-
Intl	699	599	16.7%	4.0%	12.7%
WW	1,469	1,375	6.8%	1.3%	5.5%

DIABETES CARE
US	333	313	6.4%	6.4%	-
Intl	348	303	14.9%	4.1%	10.8%
WW	681	616	10.6%	5.3%	5.3%

ETHICON
US	540	509	6.1%	6.1%	-
Intl	717	623	15.1%	4.2%	10.9%
WW	1,257	1,132	11.0%	5.0%	6.0%

ETHICON ENDO-SURGERY
US	490	507	(3.4%)	(3.4%)	-
Intl	805	689	16.8%	5.5%	11.3%
WW	1,295	1,196	8.3%	1.8%	6.5%

ORTHO-CLINICAL DIAGNOSTICS
US	281	264	6.4%	6.4%	-
Intl	269	230	17.0%	6.4%	10.6%
WW	550	494	11.3%	6.4%	4.9%

VISION CARE
US	245	232	5.6%	5.6%	-
Intl	487	430	13.3%	2.1%	11.2%
WW	732	662	10.6%	3.3%	7.3%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,869	2,865	0.1%	0.1%	-
Intl	3,702	3,265	13.4%	2.2%	11.2%
WW	$ 6,571	6,130	7.2%	1.3%	5.9%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

SIX MONTHS
% Change
2011	2010	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

BABY CARE
US	$ 210	202	4.0%	4.0%	-
Intl	949	864	9.8%	4.1%	5.7%
WW	1,159	1,066	8.7%	4.1%	4.6%

ORAL CARE
US	321	322	(0.3%)	(0.3%)	-
Intl	469	431	8.8%	1.6%	7.2%
WW	790	753	4.9%	0.8%	4.1%

OTC/NUTRITIONALS
US	727	1,034	(29.7%)	(29.7%)	-
Intl	1,485	1,314	13.0%	5.8%	7.2%
WW	2,212	2,348	(5.8%)	(9.8%)	4.0%

SKIN CARE
US	875	874	0.1%	0.1%	-
Intl	953	889	7.2%	1.1%	6.1%
WW	1,828	1,763	3.7%	0.6%	3.1%

WOMEN'S HEALTH
US	246	283	(13.1%)	(13.1%)	-
Intl	690	652	5.8%	(0.1%)	5.9%
WW	936	935	0.1%	(4.0%)	4.1%

WOUND CARE/OTHER
US	305	308	(1.0%)	(1.0%)	-
Intl	245	240	2.1%	(4.6%)	6.7%
WW	550	548	0.4%	(2.7%)	3.1%

TOTAL CONSUMER
US	2,684	3,023	(11.2%)	(11.2%)	-
Intl	4,791	4,390	9.1%	2.6%	6.5%
WW	$ 7,475	7,413	0.8%	(3.0%)	3.8%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

SIX MONTHS
% Change
2011	2010	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (4)

ACIPHEX/PARIET
US	$ 210	240	(12.5%)	(12.5%)	-
Intl	276	274	0.7%	(5.9%)	6.6%
WW	486	514	(5.4%)	(8.9%)	3.5%

CONCERTA/METHYLPHENIDATE
US	488	454	7.5%	7.5%	-
Intl	223	198	12.6%	4.9%	7.7%
WW	711	652	9.0%	6.7%	2.3%

DOXIL/CAELYX
US	120	150	(20.0%)	(20.0%)	-
Intl	157	18	*	*	7.0%
WW	277	168	64.9%	60.9%	4.0%

DURAGESIC/FENTANYL TRANSDERMAL
US	38	75	(49.3%)	(49.3%)	-
Intl	256	293	(12.6%)	(19.3%)	6.7%
WW	294	368	(20.1%)	(25.4%)	5.3%

LEVAQUIN/FLOXIN
US	571	652	(12.4%)	(12.4%)	-
Intl	22	19	15.8%	11.0%	4.8%
WW	593	671	(11.6%)	(11.7%)	0.1%

PREZISTA
US	254	188	35.1%	35.1%	-
Intl	325	203	60.1%	54.3%	5.8%
WW	579	391	48.1%	44.8%	3.3%

PROCRIT/EPREX
US	447	596	(25.0%)	(25.0%)	-
Intl	425	453	(6.2%)	(11.8%)	5.6%
WW	872	1,049	(16.9%)	(19.3%)	2.4%

REMICADE
US	1,624	1,563	3.9%	3.9%	-
US Exports (3)	1,017	741	37.2%	37.2%	-
Intl	15	12	25.0%	25.0%	0.0%
WW	$ 2,656	2,316	14.7%	14.7%	0.0%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

SIX MONTHS
% Change
2011	2010	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (4) (Continued)

RISPERDAL/RISPERIDONE
US	$ 19	(12)	-	-	-
Intl	247	267	(7.5%)	(14.4%)	6.9%
WW	266	255	4.3%	(3.0%)	7.3%

RISPERDAL CONSTA
US	224	232	(3.4%)	(3.4%)	-
Intl	584	502	16.3%	8.9%	7.4%
WW	808	734	10.1%	5.0%	5.1%

TOPAMAX
US	91	116	(21.6%)	(21.6%)	-
Intl	159	174	(8.6%)	(13.8%)	5.2%
WW	250	290	(13.8%)	(16.9%)	3.1%

VELCADE
US	-	-	-	-	-
Intl	627	547	14.6%	7.9%	6.7%
WW	627	547	14.6%	7.9%	6.7%

OTHER
US	1,527	1,321	15.6%	15.6%	-
Intl	2,346	1,915	22.5%	15.2%	7.3%
WW	3,873	3,236	19.7%	15.4%	4.3%

TOTAL PHARMACEUTICAL
US	6,630	6,316	5.0%	5.0%	-
Intl	5,662	4,875	16.1%	8.9%	7.2%
WW	$ 12,292	11,191	9.8%	6.7%	3.1%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

SIX MONTHS
Total
2011	2010	% Change

MAJOR NEW PHARMACEUTICAL PRODUCTS
(Included in Other)
INTELENCE
US	$ 76	63	20.6%
Intl	72	48	50.0%
WW	148	111	33.3%

INVEGA
US	145	137	5.8%
Intl	103	73	41.1%
WW	248	210	18.1%

SIMPONI
US	114	86	32.6%
Intl	48	15	*
WW	162	101	60.4%

STELARA
US	205	105	95.2%
Intl	137	68	*
WW	$ 342	173	97.7%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

SIX MONTHS
% Change
2011	2010	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2)

CARDIOVASCULAR CARE (5)
US	$ 452	516	(12.4%)	(12.4%)	-
Intl	770	811	(5.1%)	(11.4%)	6.3%
WW	1,222	1,327	(7.9%)	(11.7%)	3.8%

DEPUY
US	1,581	1,590	(0.6%)	(0.6%)	-
Intl	1,391	1,239	12.3%	4.2%	8.1%
WW	2,972	2,829	5.1%	1.5%	3.6%

DIABETES CARE
US	644	603	6.8%	6.8%	-
Intl	674	610	10.5%	4.5%	6.0%
WW	1,318	1,213	8.7%	5.7%	3.0%

ETHICON
US	1,056	1,019	3.6%	3.6%	-
Intl	1,394	1,260	10.6%	3.7%	6.9%
WW	2,450	2,279	7.5%	3.7%	3.8%

ETHICON ENDO-SURGERY
US	961	990	(2.9%)	(2.9%)	-
Intl	1,555	1,374	13.2%	5.8%	7.4%
WW	2,516	2,364	6.4%	2.1%	4.3%

ORTHO-CLINICAL DIAGNOSTICS
US	546	552	(1.1%)	(1.1%)	-
Intl	525	467	12.4%	5.2%	7.2%
WW	1,071	1,019	5.1%	1.8%	3.3%

VISION CARE
US	501	481	4.2%	4.2%	-
Intl	953	845	12.8%	4.0%	8.8%
WW	1,454	1,326	9.7%	4.1%	5.6%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	5,741	5,751	(0.2%)	(0.2%)	-
Intl	7,262	6,606	9.9%	2.5%	7.4%
WW	$ 13,003	12,357	5.2%	1.3%	3.9%

* Percentage greater than 100%
(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Reported in U.S. sales
(4) Prior year amounts have been reclassified to conform to current year product disclosure
(5) Previously Cordis

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Measures

	Second Quarter		% Incr. /	Six Months YTD		% Incr. /
(Dollars in Millions Except Per Share Data)	2011	2010	(Decr.)	2011	2010	(Decr.)

Earnings before provision for taxes on income - as reported	$ 3,422	4,220	(18.9)%	$ 7,932	10,500	(24.5)%

Restructuring - Cordis	676	-		676	-

Net Litigation Settlements Loss (Gain)/Other*	315	157		661	(1,340)

Earnings before provision for taxes on income - as adjusted	$ 4,413	4,377	0.8%	$ 9,269	9,160	1.2%

Net Earnings - as reported	$ 2,776	3,449	(19.5)%	$ 6,252	7,975	(21.6)%

Restructuring - Cordis	549	-		549	-

Net Litigation Settlements Loss (Gain)/Other*	223	(67)		494	(977)

Net Earnings - as adjusted	$ 3,548	3,382	4.9%	$ 7,295	6,998	4.2%

Diluted Net earnings per share - as reported	$ 1.00	1.23	(18.7)%	$ 2.25	2.85	(21.1)%

Restructuring - Cordis	0.20	-		0.20	-

Net Litigation Settlements Loss (Gain)/Other*	0.08	(0.02)		0.18	(0.35)

Diluted Net earnings per share - as adjusted	$ 1.28	1.21	5.8%	$ 2.63	2.50	5.2%

* In 2011, Other includes additional DePuy ASRTM Hip recall costs and a mark-to-market gain associated with a currency option related to the planned acquisition of Synthes.

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.